UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.             REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim Loomis Sayles Bond Portfolio (Initial Class)

Annual Report

December 31, 2011

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Portfolio. Such offering is made only by the prospectus of the Portfolio, which includes details as to offering price and other information.

Management Discussion

The Maxim Loomis Sayles Bond Portfolio (Initial Class shares) underperformed its benchmark, the BofA Merrill Lynch Corporate/Government Index, returning 4.43% versus 8.61% for the Index for the one-year period ended December 31, 2011. The Portfolio outperformed its multisector peer group (as defined by Morningstar), which returned 3.41% for the period. The multisector Portfolio has the flexibility to opportunistically invest in various fixed-income sectors including: investment grade corporate bonds, high yield bonds, as well as non-dollar denominated bonds.

For the first half of 2011, optimism for steady recovery and growth helped to support the markets. This premise was challenged during the second half of the year following the U.S. debt downgrade, which pushed U.S. Treasury yields to historic lows. Additionally, the ongoing European sovereign debt crisis was consistent in persuading markets higher or lower depending on headline news. These issues caused risk appetite to be intermittent during the second half of 2011. During the fourth quarter, the European Central Bank’s decision to cut rates by 50 basis points, and to provide €489 billion of 1% 3-year loans to banks against a wide range of collateral in its Long Term Repo Operations increased liquidity and aided in abating market fears. This action greatly reduced the possibility of near-term liquidity issues for European banks. In the U.S., strong corporate and bank balance sheets helped markets slowly recover, when not adversely affected by the situation in Europe. Recent positive U.S. economic data has mitigated the need for QE3 thus far, indicating a recovery may be on the horizon, albeit slower than expected.

For the first half of 2011, liquidity remained relatively stable in the form of new issuance before drying up after the U.S. debt downgrade in the third quarter, which put downward pressure on high yield sectors. By year-end, spreads had widened and yields were higher compared to the beginning of the year. On a quality basis, investors shunned risk assets for the perceived safety of U.S. Treasuries. On a sector basis, industrials were one of the best performing sectors on the year. Laggards tended to be more cyclical in nature, including services and automotive.

The Portfolio’s foreign currency exposure through non-USD denominated securities had a negative impact on performance relative to the benchmark. The flight to safety during the third quarter curtailed the outperformance that occurred during the rest of the year for many of the commodity-linked currencies, such as the Australian dollar, Canadian dollar, Mexican peso, and New Zealand dollar, while the Euro continued to be plagued by sovereign debt solvency concerns.

Looking forward, credit research and issue selection will remain of paramount importance in pursuing excess returns. We intend to continue to maintain a well-diversified Portfolio as we seek opportunities to add investments with attractive prices and yields utilizing prudent security selection in our multisector approach.

The views and opinions in this report were current as of December 31, 2011 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Portfolio holdings are subject to change at any time. Portfolio returns are net of fees unless otherwise noted.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Portfolio	BofA Merrill Lynch Corporate/Government Index
	10,000.00	10,000.00
2002	11,108.00	11,095.00
2003	14,451.51	11,598.49
2004	16,038.28	12,080.06
2005	16,633.30	12,383.27
2006	18,479.60	12,858.79
2007	19,976.45	13,793.75
2008	15,633.57	14,476.82
2009	21,646.24	15,176.77
2010	24,409.95	16,213.34
2011	25,491.32	17,609.31

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	4.43%	6.64%	9.81%

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Moody’s Rating as of December 31, 2011

Moody’s Rating	% of Portfolio Investments
A1	0.71%
A2	4.47%
A3	2.30%
Aa2	4.96%
Aaa	20.16%
B1	3.49%
B2	6.04%
B3	5.98%
Ba1	4.05%
Ba2	5.51%
Ba3	1.66%
Baa1	4.76%
Baa2	7.67%
Baa3	11.21%
C	0.20%
Ca	0.37%
Caa1	0.86%
Caa2	1.39%
Caa3	0.62%
Not Rated	6.26%
Common Stock	3.29%
Preferred Stock	3.49%
Short Term Investments	0.55%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/11)	Ending Account Value (12/31/11)	Expenses Paid During Period* (07/01/11 – 12/31/11)

Actual	$1,000.00	$972.00	$4.44

Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.55

*Expenses are equal to the Portfolio’s annualized expense ratio of 0.90% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO

Schedule of Investments

As of December 31, 2011

Principal Amount		Value

BONDS AND NOTES
Asset-Backed Securities — 0.14%
$500,000	Community Program Loan Trust Series 1987-A Class A5
	4.50%, 04/01/2029	$481,008

Basic Materials — 5.27%
	Alcoa Inc
140,000	5.87%, 02/23/2022	141,019
255,000	6.75%, 01/15/2028	262,206
	ArcelorMittal
1,015,000	6.13%, 06/01/2018	996,803
895,000	7.00%, 10/15/2039	831,736
2,710,000	6.75%, 03/01/2041	2,436,913
3,175,000	Chevron Phillips Chemical Co LLC/LP(a)
	8.25%, 06/15/2019	4,019,461
	Georgia-Pacific LLC
110,000	7.38%, 12/01/2025	135,665
700,000	7.25%, 06/01/2028	844,529
120,000	8.88%, 05/15/2031	164,948
535,000	Hercules Inc
	6.50%, 06/30/2029	409,275
	Methanex Corp
750,000	8.75%, 08/15/2012	771,498
3,675,000	6.00%, 08/15/2015	3,784,133
	Momentive Specialty Chemicals Inc
480,000	9.20%, 03/15/2021	390,600
2,220,000	7.88%, 02/15/2023	1,665,000
	Westvaco Corp
490,000	8.20%, 01/15/2030	557,108
685,000	7.95%, 02/15/2031	759,564

		18,170,458

Communications — 8.09%
	Alcatel-Lucent USA Inc
250,000	6.50%, 01/15/2028	179,375
4,555,000	6.45%, 03/15/2029	3,268,212
170,000	Axtel SAB de CV(a)
	9.00%, 09/22/2019	126,650
35,000	BellSouth Corp
	6.55%, 06/15/2034	41,663
	Ciena Corp
2,010,000	0.88%, 06/15/2017	1,522,575
735,000	3.75%, 10/15/2018(a)	690,900
950,000	Corning Inc
	7.25%, 08/15/2036	1,146,040
775,000	Embarq Corp
	8.00%, 06/01/2036	803,046
120,000	Historic TW Inc
	6.63%, 05/15/2029	141,458
3,665,000	Level 3 Communications Inc
	7.00%, 03/15/2015(a)(b)	3,971,943
	Level 3 Financing Inc
740,000	8.75%, 02/15/2017	752,950
110,000	9.38%, 04/01/2019	114,813
80,991	Liberty Interactive LLC
	3.50%, 01/15/2031	45,861

Principal Amount		Value

Communications — (continued)
$63,000	Motorola Solutions Inc
	6.63%, 11/15/2037	$65,066
	Nextel Communications Inc
125,000	6.88%, 10/31/2013	124,375
1,210,000	5.95%, 03/15/2014	1,167,650
485,000	7.38%, 08/01/2015	443,775
1,565,000	Nortel Networks Capital Corp(c)(d)
	7.88%, 06/15/2026	1,658,900
	Portugal Telecom International Finance BV
100,000	EUR, 5.63%, 02/08/2016	105,805
300,000	EUR, 4.38%, 03/24/2017	283,560
1,200,000	EUR, 5.00%, 11/04/2019	1,075,053
800,000	EUR, 4.50%, 06/16/2025	617,097
	Qwest Capital Funding Inc
250,000	6.50%, 11/15/2018	246,760
150,000	7.63%, 08/03/2021	152,963
1,960,000	6.88%, 07/15/2028	1,840,379
3,500,000	7.75%, 02/15/2031	3,476,812
	Qwest Corp
500,000	7.25%, 09/15/2025	547,289
45,000	6.88%, 09/15/2033	44,698
	Sprint Capital Corp
760,000	6.90%, 05/01/2019	625,100
1,649,000	6.88%, 11/15/2028	1,176,974
130,000	8.75%, 03/15/2032	105,138
606,000	Sprint Nextel Corp
	6.00%, 12/01/2016	502,980
	Telecom Italia Capital SA
500,000	6.38%, 11/15/2033	378,673
540,000	6.00%, 09/30/2034	400,125
50,000	Verizon Maryland Inc
	5.13%, 06/15/2033	52,270

		27,896,928

Consumer, Cyclical — 12.74%
	Albertsons Inc
580,000	7.75%, 06/15/2026	477,050
755,000	6.63%, 06/01/2028	537,937
4,545,000	7.45%, 08/01/2029	3,545,100
360,000	8.00%, 05/01/2031	287,100
90,000	AMR Corp(c)
	6.25%, 10/15/2014	19,125
2,000,000	Chrysler Group LLC/CG Co-Issuer Inc(a)
	8.25%, 06/15/2021	1,820,000
30,587	Continental Airlines Inc. 2000-2 Class B Pass Through Trust
	8.31%, 04/02/2018	29,899
199,443	Continental Airlines Inc. 2001-1 Class B Pass Through Trust
	7.37%, 12/15/2015	194,697
488,000	Delta Air Lines Inc(a)
	9.50%, 09/15/2014	502,640
1,142,074	Delta Air Lines Inc 2007-1 Class A Pass Through Trust
	6.82%, 08/10/2022	1,191,983

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO

Schedule of Investments

As of December 31, 2011

Principal Amount		Value

Consumer, Cyclical — (continued)
$855,890	Delta Air Lines Inc 2007-1 Class C Pass Through Trust
	8.95%, 08/10/2014	$853,750
276,711	Delta Air Lines Inc 2009-1 Class B Pass Through Trust
	9.75%, 12/17/2016	287,780
	Dillard’s Inc
430,000	6.63%, 01/15/2018	423,550
500,000	7.88%, 01/01/2023	480,000
1,070,000	7.75%, 07/15/2026	1,005,800
850,000	Foot Locker Inc
	8.50%, 01/15/2022	877,625
	Ford Motor Co
1,475,000	4.25%, 11/15/2016	2,114,781
155,000	6.50%, 08/01/2018(e)	163,525
245,000	7.13%, 11/15/2025	253,575
265,000	7.50%, 08/01/2026	281,563
50,000	6.63%, 02/15/2028	52,591
755,000	6.63%, 10/01/2028	794,985
1,760,000	6.38%, 02/01/2029	1,808,157
3,795,000	7.45%, 07/16/2031(e)	4,554,000
2,625,000	Ingram Micro Inc
	5.25%, 09/01/2017	2,703,981
228,000	JC Penney Corp Inc
	6.38%, 10/15/2036	190,665
	K Hovnanian Enterprises Inc
80,000	6.25%, 01/15/2016	31,200
45,000	5.00%, 11/01/2021(a)	24,975
1,925,000	Lennar Corp
	5.60%, 05/31/2015	1,896,125
525,000	Macy’s Retail Holdings Inc
	6.38%, 03/15/2037	609,894
	MGM Resorts International
50,000	6.63%, 07/15/2015	47,500
150,000	6.88%, 04/01/2016	138,750
55,000	7.50%, 06/01/2016	52,663
105,000	7.63%, 01/15/2017	100,013
2,410,000	Owens & Minor Inc
	6.35%, 04/15/2016(b)	2,616,980
	PulteGroup Inc
396,000	5.20%, 02/15/2015	370,260
695,000	6.38%, 05/15/2033	481,288
3,615,000	6.00%, 02/15/2035	2,399,456
645,000	Qantas Airways Ltd(a)
	6.05%, 04/15/2016	666,037
665,000	Toro Co(b)
	6.63%, 05/01/2037	695,210
	Toys R Us Inc
540,000	7.88%, 04/15/2013(e)	548,775
2,125,000	7.38%, 10/15/2018	1,907,187
424,387	UAL 2007-1 Pass Through Trust
	6.64%, 01/02/2024	424,387
2,157,676	UAL 2009-1 Pass Through Trust
	10.40%, 11/01/2016	2,386,821
725,000	US Airways 2011-1 Class A Pass Through Trust
	7.13%, 10/22/2023	688,750

Principal Amount			Value

Consumer, Cyclical — (continued)
	Worldwide Atlas Holdings Inc. Pass-Through Series 1999-1 Class C
$913,951	8.77%, 07/02/2012(c)	$	685,463
	1998-1 Class B Pass Through Trust
832,927	7.68%, 01/02/2014		782,951
	2000-1 Class B Pass Through Trust
287,035	9.06%, 01/02/2014		272,683
	1999-1 Class B Pass Through Trust
801,182	7.63%, 01/02/2015		689,016

			43,968,243

Consumer, Non-cyclical — 4.33%
620,000	Boston Scientific Corp
	6.00%, 01/15/2020		692,130
1,055,000	Corn Products International Inc
	6.63%, 04/15/2037		1,254,320
1,300,000	DP World Ltd(a)
	6.85%, 07/02/2037		1,176,500
	HCA Inc
80,000	6.75%, 07/15/2013		82,600
45,000	5.75%, 03/15/2014		45,900
150,000	6.38%, 01/15/2015		152,813
150,000	7.19%, 11/15/2015		150,000
130,000	6.50%, 02/15/2016		131,950
395,000	7.50%, 12/15/2023		353,525
575,000	8.36%, 04/15/2024		543,375
765,000	7.69%, 06/15/2025		677,025
1,115,000	7.58%, 09/15/2025		986,775
2,505,000	7.05%, 12/01/2027		2,101,069
725,000	7.50%, 11/06/2033		627,125
175,000	7.75%, 07/15/2036		152,469
	Human Genome Sciences Inc
250,000	2.25%, 08/15/2012		247,500
2,295,000	3.00%, 11/15/2018		2,048,287
145,000	Kindred Healthcare Inc
	8.25%, 06/01/2019		121,800
570,000	Omnicare Inc
	3.75%, 12/15/2025		792,300
545,000	Reynolds American Inc
	7.25%, 06/15/2037		632,184
55,000	Tenet Healthcare Corp
	6.88%, 11/15/2031		45,100
565,000	Vertex Pharmaceuticals Inc
	3.35%, 10/01/2015		592,544
	Western Union Co
1,210,000	6.20%, 11/17/2036		1,287,464
35,000	6.20%, 06/21/2040		37,480

			14,932,235

Energy — 1.49%
40,000	Allis-Chalmers Energy Inc
	8.50%, 03/01/2017		39,400
	Chesapeake Energy Corp
660,000	2.50%, 05/15/2037		588,225

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO

Schedule of Investments

As of December 31, 2011

Principal Amount		Value

Energy — (continued)
$1,725,000	2.25%, 12/15/2038	$1,423,125
1,200,000	DCP Midstream LLC(a)
	6.45%, 11/03/2036	1,368,564
250,000	El Paso Corp
	7.80%, 08/01/2031	288,125
500,000	EQT Corp
	8.13%, 06/01/2019	586,484
600,000	IFM US Colonial Pipeline 2 LLC(a)
	6.45%, 05/01/2021	640,054
210,000	Parker Drilling Co
	9.13%, 04/01/2018	221,025

		5,155,002

Financial — 28.95%
100,000	AGFC Capital Trust I(a)(f)
	6.00%, 01/15/2067	41,500
	Ally Financial Inc
255,000	7.50%, 12/31/2013	262,013
159,000	6.75%, 12/01/2014	159,795
552,000	8.00%, 12/31/2018	542,340
979,000	8.00%, 11/01/2031	944,735
1,322,345	Alta Wind Holdings LLC(a)
	7.00%, 06/30/2035	1,453,654
	American International Group Inc
80,000	5.45%, 05/18/2017	76,451
280,000	5.85%, 01/16/2018	273,844
1,000,000	Associates Corp of North America
	6.95%, 11/01/2018	1,086,633
	Bank of America Corp
800,000	5.49%, 03/15/2019	689,529
1,724,000	7.63%, 06/01/2019	1,782,990
450,000	5.00%, 05/13/2021	409,876
300,000	6.50%, 09/15/2037	245,684
3,110,000,000	Barclays Bank PLC
	KRW, 3.68%, 08/20/2015	2,717,907
850,000	Camden Property Trust
	5.70%, 05/15/2017	930,729
	CIT Group Inc
153,258	7.00%, 05/01/2016	153,258
1,347,243	7.00%, 05/01/2017	1,347,243
	Citigroup Inc
100,000	EUR, 3.63%, 11/30/2017(f)	103,075
125,000	5.88%, 02/22/2033	104,843
60,000	5.85%, 12/11/2034	59,148
360,000	6.13%, 08/25/2036	311,404
135,000	Duke Realty LP
	5.95%, 02/15/2017	145,142
50,000	ERP Operating LP
	5.13%, 03/15/2016	53,571
16,400,000,000	Export-Import Bank of Korea(a)
	IDR, 6.60%, 11/04/2013	1,750,238
1,900,000	Forethought Financial Group Inc(a)
	8.63%, 04/15/2021	1,921,198
	General Electric Capital Corp
5,255,000	NZD, 6.50%, 09/28/2015	4,313,404
400,000	NZD, 6.75%, 09/26/2016	332,755
205,000	Goldman Sachs Group Inc
	6.75%, 10/01/2037	190,755

Principal Amount		Value

Financial — (continued)
	Hanover Insurance Group Inc
$1,175,000	7.50%, 03/01/2020	$1,346,568
1,560,000	6.38%, 06/15/2021	1,680,555
1,520,000	HBOS PLC(a)
	6.75%, 05/21/2018	1,218,724
	Highwoods Realty LP
2,640,000	5.85%, 03/15/2017	2,792,304
2,200,000	7.50%, 04/15/2018	2,477,576
17,325,000	Inter-American Development Bank
	NZD, 6.00%, 12/15/2017	14,809,545
9,600,000	International Bank for Reconstruction & Development
	SGD, 1.43%, 03/05/2014	7,508,161
	International Lease Finance Corp
395,000	5.63%, 09/20/2013	386,112
1,325,000	8.63%, 09/15/2015	1,358,125
1,760,000	6.25%, 05/15/2019	1,625,870
290,000	8.25%, 12/15/2020	292,900
	iStar Financial Inc
1,565,000	8.63%, 06/01/2013	1,447,625
375,000	5.95%, 10/15/2013	321,562
105,000	5.70%, 03/01/2014	87,413
20,000	6.05%, 04/15/2015	16,350
270,000	5.88%, 03/15/2016(e)	218,700
110,000	5.85%, 03/15/2017	87,175
	Jefferies Group Inc
375,000	3.88%, 11/09/2015	331,875
605,000	5.13%, 04/13/2018	532,400
30,000	8.50%, 07/15/2019	30,450
65,000	6.88%, 04/15/2021	58,500
640,000	6.45%, 06/08/2027	532,800
530,000	6.25%, 01/15/2036	433,379
37,900,127,200	JPMorgan Chase & Co(a)(g)
	IDR, 8.38%, 04/12/2012	4,082,807
1,000,000	KeyCorp Capital III
	7.75%, 07/15/2029	1,023,336
2,115,000	Lloyds TSB Bank PLC(a)
	6.50%, 09/14/2020	1,769,747
125,000	Marsh & McLennan Cos Inc
	5.88%, 08/01/2033	137,338
590,000	MBIA Insurance Corp(a)(f)
	14.00%, 01/15/2033	330,400
	Merrill Lynch & Co Inc
800,000	6.05%, 05/16/2016	754,047
50,000	EUR, 1.98%, 09/14/2018(f)	38,180
1,300,000	6.22%, 09/15/2026	1,072,326
1,500,000	6.11%, 01/29/2037	1,156,402
245,000	MetLife Capital Trust X(a)
	9.25%, 04/08/2038	279,913
	MetLife Inc
810,000	6.40%, 12/15/2036	766,464
1,355,000	10.75%, 08/01/2039	1,788,600
	Morgan Stanley
1,700,000	AUD, 7.63%, 03/03/2016	1,688,929
300,000	5.50%, 01/26/2020	273,083
3,200,000	5.50%, 07/24/2020	2,909,536
1,500,000	5.75%, 01/25/2021	1,399,209
3,005,000	Mutual of Omaha Insurance Co(a)
	6.80%, 06/15/2036	3,205,061

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO

Schedule of Investments

As of December 31, 2011

Principal Amount		Value

Financial — (continued)
$600,000	Nationwide Mutual Insurance Co(a)
	6.60%, 04/15/2034	$550,090
920,000	Old Republic International Corp
	3.75%, 03/15/2018	808,450
535,000	Penn Mutual Life Insurance Co(a)
	6.65%, 06/15/2034	597,849
20,747	Power Receivable Finance LLC(a)
	6.29%, 01/01/2012	20,747
	ProLogis LP
60,000	5.63%, 11/15/2015	63,813
50,000	5.75%, 04/01/2016	52,903
395,000	6.63%, 05/15/2018	428,985
2,465,000	Residential Capital LLC
	9.63%, 05/15/2015	1,725,500
	SLM Corp
60,000	5.13%, 08/27/2012	60,306
280,000	5.05%, 11/14/2014	276,164
100,000	5.00%, 04/15/2015	96,226
3,725,000	8.45%, 06/15/2018	3,836,750
1,100,000	5.63%, 08/01/2033	820,512
	Springleaf Finance Corp
300,000	4.88%, 07/15/2012	288,000
200,000	5.90%, 09/15/2012(e)	191,250
450,000	5.38%, 10/01/2012	425,250
330,000	5.85%, 06/01/2013	290,400
170,000	5.40%, 12/01/2015	123,675
100,000	5.75%, 09/15/2016	70,500
900,000	6.50%, 09/15/2017	625,500
3,510,000	6.90%, 12/15/2017	2,527,200
	XL Group PLC
575,000	6.38%, 11/15/2024	604,472
725,000	6.25%, 05/15/2027	734,666

		99,892,969

Foreign Government Obligations — 17.53%
	Canadian Government Bond
2,600,000	CAD, 3.75%, 06/01/2012	2,581,191
3,645,000	CAD, 5.25%, 06/01/2012	3,640,349
7,880,000	CAD, 4.25%, 06/01/2018	9,026,322
	Ireland Government Bond
3,275,000	EUR, 4.50%, 10/18/2018	3,350,575
1,450,000	EUR, 4.50%, 04/18/2020	1,436,788
200,000	EUR, 5.00%, 10/18/2020	209,598
3,150,000	EUR, 5.40%, 03/13/2025	3,209,604
	Italy Buoni Poliennali Del Tesoro
85,000	EUR, 5.25%, 11/01/2029	90,847
85,000	EUR, 5.75%, 02/01/2033	94,130
85,000	EUR, 5.00%, 08/01/2034	86,700
80,000,000	Mexican Bonos
	MXP, 8.00%, 12/07/2023	6,423,258
	New South Wales Treasury Corp
9,225,000	AUD, 6.00%, 05/01/2012	9,491,536
3,830,000	AUD, 5.50%, 08/01/2013	4,015,603
4,690,000	New Zealand Government Bond
	NZD, 6.50%, 04/15/2013	3,836,543
	Norway Government Bond
24,855,000	NOK, 6.50%, 05/15/2013	4,441,514
1,280,000	NOK, 5.00%, 05/15/2015	237,784
28,530,000	NOK, 4.25%, 05/19/2017	5,321,186

Principal Amount		Value

Foreign Government Obligations — (continued)
	Portugal Obrigacoes do Tesouro OT
$175,000	EUR, 4.80%, 06/15/2020	$119,356
775,000	EUR, 3.85%, 04/15/2021	501,220
350,000	EUR, 4.95%, 10/25/2023	224,228
1,981,629	Province of Alberta Canada
	CAD, 5.93%, 09/16/2016	2,163,579

		60,501,911

Industrial — 2.90%
1,500,000	Agilent Technologies Inc
	6.50%, 11/01/2017	1,737,067
1,650,000	APL Ltd
	8.00%, 01/15/2024(b)	1,072,500
1,550,000	Bombardier Inc
	CAD, 7.35%, 12/22/2026	1,522,918
	Masco Corp
650,000	7.13%, 03/15/2020	655,996
350,000	7.75%, 08/01/2029	339,734
1,400,000	6.50%, 08/15/2032	1,252,223
386,000	Missouri Pacific Railroad Co(b)
	5.00%, 01/01/2045	277,920
865,000	Owens Corning
	7.00%, 12/01/2036	884,087
	Textron Inc
500,000	5.60%, 12/01/2017	528,553
620,000	7.25%, 10/01/2019	701,226
95,000	Trinity Industries Inc
	3.88%, 06/01/2036	92,862
1,220,000	USG Corp
	6.30%, 11/15/2016	951,600

		10,016,686

Municipal Bonds and Notes — 1.23%
1,825,000	Michigan Tobacco Settlement Finance Authority
	7.31%, 06/01/2034(b)	1,337,050
4,620,000	Viriginia Tobacco Settlement Financing Corp(b)
	6.71%, 06/01/2046	2,898,680

		4,235,730

Technology — 4.30%
325,000	Freescale Semiconductor Inc(e)
	8.88%, 12/15/2014	333,125
	Intel Corp
2,585,000	2.95%, 12/15/2035	2,691,631
6,090,000	3.25%, 08/01/2039	7,627,725
610,000	Kulicke & Soffa Industries Inc
	0.88%, 06/01/2012	607,713
	Micron Technology Inc
270,000	1.88%, 06/01/2014	257,850
3,755,000	1.88%, 08/01/2031(a)	3,304,400

		14,822,444

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO

Schedule of Investments

As of December 31, 2011

Principal Amount		Value

Utilities — 2.84%
$1,372,125	Bruce Mansfield Unit
	6.85%, 06/01/2034	$1,491,094
920,000	Calpine Corp(h)(i)
	0.00%, 07/15/2010	0
	Dynegy Holdings LLC
180,000	7.13%, 05/15/2018(c)	117,000
415,000	7.63%, 10/15/2026(c)	265,600
	EDP Finance BV
1,400,000	6.00%, 02/02/2018(a)	1,177,656
2,800,000	4.90%, 10/01/2019(a)	2,135,840
	Energy Future Holdings Corp
395,000	5.55%, 11/15/2014	280,450
1,010,000	6.50%, 11/15/2024	449,450
1,225,000	6.55%, 11/15/2034	520,625
2,220,000	NGC Corp Capital Trust I(b)(c)
	8.32%, 06/01/2027	510,600
1,250,000	Texas Competitive Electric Holdings Co LLC / TCEH Finance Inc(a)
	11.50%, 10/01/2020	1,060,938
	White Pine Hydro LLC
1,000,000	7.26%, 07/20/2015(a)(b)	970,360
300,000	6.31%, 07/10/2017(a)(b)	322,617
455,000	6.96%, 07/10/2037(a)(b)	489,835

		9,792,065

TOTAL BONDS AND NOTES — 89.81% (Cost $297,855,108)		$309,865,679

Shares

COMMON STOCK
Basic Materials — 0.64%
26,521	PPG Industries Inc	2,214,238

		2,214,238

Communications — 0.19%
51,679	Corning Inc	670,794

Consumer, Non-cyclical — 1.93%
84,901	Valeant Pharmaceuticals International Inc (j)	3,964,028
81,282	Vertex Pharmaceuticals Inc (j)	2,699,375

		6,663,403

Energy — 0.27%
42,007	Chesapeake Energy Corp	936,336

Industrial — 0.15%
26,029	Owens-Illinois Inc (j)	504,442

Shares		Value

TOTAL COMMON STOCK — 3.18%
(Cost $7,537,616)		$10,989,213

PREFERRED STOCK
Communications — 0.29%
1,650	Lucent Technologies Capital Trust I	$1,008,562

Consumer, Cyclical — 1.58%
94,920	General Motors Co	3,262,875
17,850	Goodyear Tire & Rubber Co	864,610
31,225	Newell Financial Trust I	1,319,256

		5,446,741

Energy — 0.41%
415	Chesapeake Energy Corp (e)	38,699
30,000	El Paso Energy Capital Trust I	1,374,375

		1,413,074

Financial — 0.71%
283	Ally Financial Inc (a)	202,867
1,484	Bank of America Corp	1,163,085
3,200	Health Care REIT Inc	164,000
10,955	SLM Corp	439,295
9,608	Sovereign Capital Trust IV	456,380

		2,425,627

Utilities — 0.40%
5,650	AES Trust III	277,203
134	MDU Resources Group Inc	13,128
2,255	New York State Electric & Gas Corp	183,219
25,000	Southern California Edison Co	601,000
3,600	Union Electric Co	311,400

		1,385,950

TOTAL PREFERRED STOCK — 3.39% (Cost $12,097,956)		$11,679,954

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO

Schedule of Investments

As of December 31, 2011

Principal Amount		Value

SECURITIES LENDING COLLATERAL
$999,901	Undivided interest of 4.49% in a repurchase agreement (principal amount/value $22,250,000 with a maturity value of $22,250,074) with RBC Capital Markets Corp, 0.03%, dated 12/30/11, to be repurchased at $999,901 on 1/3/12, collateralized by various U.S. Government Agency securities, 4.00% - 6.00%, 3/15/39 - 12/20/41, with a value of 22,703,708.	$999,901

Principal Amount		Value

Securities Lending Collateral — (continued)
$825,099	Undivided interest of 3.36% in a repurchase agreement (principal amount/value $24,550,891 with a maturity value of $24,551,027) with Merrill Lynch, Pierce, Fenner & Smith, 0.05%, dated 12/30/11, to be repurchased at $825,099 on 1/3/12, collateralized by various U.S. Government Agency securities, 0.00% - 6.75%, 1/3/12 - 3/1/47, with a value of 25,041,921.	$825,099

TOTAL SECURITIES LENDING COLLATERAL — 0.53% (Cost $1,825,000)		$1,825,000

TOTAL INVESTMENTS — 96.91% (Cost $319,315,680)		$334,359,846

OTHER ASSETS & LIABILITIES, NET — 3.09%		$10,672,167

TOTAL NET ASSETS — 100.00%		$345,032,013

(a)	Restricted security; at December 31, 2011, the aggregate cost and market value of the securities was $39,974,350 and $40,815,834, respectively, representing 11.83% of net assets.
(b)	Illiquid security; at December 31, 2011, the aggregate cost and market value of illiquid securities was $18,316,474 and $15,163,695, respectively, representing 4.39% of net assets.
(c)	Security in default on interest payments during the last 12 months. At December 31, 2011, the aggregate market value on the securities was $3,256,688, representing 0.94%% of net assets.
(d)	Security in bankruptcy at December 31, 2011.
(e)	A portion or all of the security is on loan at December 31, 2011.
(f)	Interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2011.
(g)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(h)	Domestic security is fair valued at December 31, 2011.
(i)	Security has no market value at December 31, 2011.
(j)	Non-income producing security
REIT	Real Estate Investment Trust

Currency Abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro Dollar
IDR	Indonesian Rupiah
KRW	Korean Won
MXP	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Security classes presented herein are not necessarily the same as those used for determining the Portfolio’s compliance with its investment objectives and restrictions, as the Portfolio uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes.

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Assets and Liabilities

As of December 31, 2011

Maxim Loomis Sayles Bond Portfolio

ASSETS:
Investments in securities, market value (including $1,786,593 of securities on loan)(a)	$334,359,846
Cash	2,352,243
Cash denominated in foreign currencies(b)	703,989
Dividends and interest receivable	4,789,279
Subscriptions receivable	5,218,390
Receivable for investments sold	1,393,160

Total Assets	348,816,907

LIABILITIES:
Payable to investment adviser	280,183
Payable upon return of securities loaned	1,825,000
Redemptions payable	1,651,708
Payable for investments purchased	28,003

Total Liabilities	3,784,894

NET ASSETS	$345,032,013

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$2,855,142
Paid-in capital in excess of par	328,415,713
Net unrealized appreciation on investments and foreign currency translations	15,055,517
Undistributed net investment income	26,474
Accumulated net realized loss on investments and foreign currency transactions	(1,320,833)

TOTAL NET ASSETS	$345,032,013

CAPITAL STOCK:
Authorized	100,000,000
Issued and Outstanding	28,551,421

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:	$12.08

(a) Cost of investments	$319,315,680
(b) Cost of cash denominated in foreign currencies	$692,638

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Operations

For the fiscal year ended December 31, 2011

Maxim Loomis Sayles Bond Portfolio

INVESTMENT INCOME:
Interest	$21,930,885
Income from securities lending	34,892
Dividends	755,944
Foreign withholding tax	(91)

Total Income	22,721,630

EXPENSES:
Management fees	3,400,986

Total Expenses	3,400,986

NET INVESTMENT INCOME	19,320,644

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments and foreign currency transactions	5,965,480
Change in net unrealized depreciation on investments and foreign currency translations	(9,842,935)

Net Realized and Unrealized Loss on Investments and Foreign Currency	(3,877,455)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,443,189

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Changes in Net Assets

For the fiscal years ended December 31, 2011 and 2010

Maxim Loomis Sayles Bond Portfolio	2011	2010

OPERATIONS:
Net investment income	$19,320,644	$19,807,438
Net realized gain on investments and foreign currency transactions	5,965,480	6,079,221
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(9,842,935)	17,319,337

Net Increase in Net Assets Resulting from Operations	15,443,189	43,205,996

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(21,204,310)	(23,376,176)

Total Distributions	(21,204,310)	(23,376,176)

CAPITAL SHARE TRANSACTIONS:
Shares sold	185,527,057	165,168,663
Shares issued in reinvestment of distributions	21,204,310	23,376,176
Shares redeemed	(213,049,088)	(219,549,917)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(6,317,721)	(31,005,078)

Total Decrease in Net Assets	(12,078,842)	(11,175,258)

NET ASSETS:
Beginning of year	357,110,855	368,286,113

End of year (a)	$345,032,013	$357,110,855

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold	14,577,071	13,523,916
Shares issued in reinvestment of distributions	1,709,891	1,940,244
Shares redeemed	(16,807,184)	(18,021,254)

Net Decrease	(520,222)	(2,557,094)

(a) Including undistributed net investment income:	$26,474	$944,614

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Financial Highlights

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim Loomis Sayles Bond Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$12.28	$11.64	$8.91	$12.55	$12.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.72	0.81	0.65	0.93	0.92
Net realized and unrealized gain (loss)	(0.17)	0.65	2.71	(3.60)	0.08

Total Income (Loss) From Investment Operations	0.55	1.46	3.36	(2.67)	1.00

LESS DISTRIBUTIONS:
From net investment income	(0.75)	(0.82)	(0.63)	(0.91)	(0.92)
From net realized gains	–	–	–	(0.06)	(0.11)

Total Distributions	(0.75)	(0.82)	(0.63)	(0.97)	(1.03)

NET ASSET VALUE, END OF YEAR	$12.08	$12.28	$11.64	$8.91	$12.55

TOTAL RETURN(a)	4.43%	12.77%	38.46%	(21.74%)	8.10%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$345,032	$357,111	$368,286	$285,246	$389,403
Ratio of expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	5.11%	5.44%	6.03%	6.24%	5.67%
Portfolio turnover rate	20%	21%	29%	28%	28%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

Annual Report December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO

Notes to Financial Statements

As of December 31, 2011

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of sixty-three portfolios. Interests in the Maxim Loomis Sayles Bond Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek high total investment return through a combination of current income and capital appreciation. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (variable insurance contracts), to individual retirement account (IRA) owners, to qualified retirement plans and college savings programs, and to asset allocation portfolios that are a series of the Fund.

The Board of Directors has approved a new share class for the Portfolio, Class L, which became effective with the SEC on July 19, 2011. This report includes information for the Initial Class; Class L has not yet been capitalized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Net Asset Value

The net asset value of the Portfolio’s shares is determined by dividing the net assets attributable to the Portfolio by the number of issued and outstanding shares of the Portfolio on each business day.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which approximates fair value. Short-term securities purchased with more than 60 days remaining until maturity are valued on the basis of quotations from brokers or dealers or pricing services, and will continue to be priced until final maturity.

Fixed income investments are normally valued on the basis of quotations from brokers or dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign exchange rates are determined by utilizing the New York closing rates.

Foreign securities are generally valued using an adjusted systematic fair value price from an independent pricing service.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Fixed Income Investments:
Corporate Bonds and Notes; Government and Government Agency Obligations (Domestic and Foreign)

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.

Commercial Mortgage Backed; Residential Mortgage Backed; Asset Backed Obligations

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include new issue data, monthly payment information, collateral performance, and third party real estate analysis.

Municipal Bonds and Notes

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields and material event notices.

Equity Investments:
Common Stock (Domestic and Foreign)	Close price, bids, evaluated bids, exchange rates, open and close price of local exchange, various index data and U.S. and foreign news sources.

Preferred Stock

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.

Securities Lending Collateral:	Matures next day and therefore priced at par.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets. The fair value for some Level 2 securities may be obtained from pricing services. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data.

As of December 31, 2011, the inputs used to value the Portfolio’s investments are detailed in the following table. The Portfolio recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no significant transfers between Levels 1 and 2 during the year. Level 3 investments in securities were not considered a significant portion of the Portfolio.

	Level 1	Level 2	Level 3	Total
Assets
Fixed Income Investments:
Corporate Bonds and Notes	$—	$242,216,917	$2,430,113	$244,647,030
Foreign Government Obligations	—	60,501,911	—	60,501,911
Mortgage-Backed and Asset-Backed Obligations	—	481,008	—	481,008
Municipal Bonds and Notes	—	4,235,730	—	4,235,730
Equity Investments:
Domestic Common Stock	7,025,185	—	—	7,025,185
Foreign Common Stock	3,964,028	—	—	3,964,028
Preferred Stock	1,534,914	10,145,040	—	11,679,954
Securities Lending Collateral	—	1,825,000	—	1,825,000

Total	$12,524,127	$319,405,606	$2,430,113	$334,359,846

Total Investments (a)	$12,524,127	$319,405,606	$2,430,113	$334,359,846

(a) Further breakdown of the Portfolio’s sector and industry classifications is included in the Schedule of Investments.

The following is a reconciliation of change in Level 3 assets during the year ended December 31, 2011:

Corporate Bonds and Notes

Beginning Balance, January 1, 2011	$4,422,599
Total realized gain (loss)	-
Total unrealized losses relating to instruments not held at reporting date(a)	(36,829)
Total unrealized losses relating to instruments still held at reporting date(a)	(92,516)
Purchases	725,000
Settlements	(1,081,743)
Amortization	85,602
Transfers into Level 3	-
Transfers out of Level 3(b)	(1,592,000)

Ending Balance, December 31, 2011	$2,430,113

(a)	Included in Change in net unrealized depreciation on investments on the Statement of Operations, and on the Statement of Changes in Net Assets.
(b)	Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies.

Risk Factors

Investing in the Portfolio may involve certain risks including, but not limited to, the following.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Portfolio. These events may have adverse effects on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Portfolio’s ability to achieve its investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Portfolio to be subject to larger short-term declines in value.

The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

The Portfolio invests in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

Restricted and Illiquid Securities

The Portfolio may own certain investment securities which are restricted as to resale. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. These securities are deemed illiquid unless it is otherwise determined that such securities are liquid pursuant to the Board-approved guidelines established in the Fund’s Policy and Procedures regarding Liquidity.

The Portfolio may own certain investment securities that have been deemed illiquid because no quoted market exists. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Foreign Currency Translations

The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Repurchase Agreements

The Portfolio may engage in repurchase agreement transactions with institutions that the Portfolio’s investment adviser has determined are creditworthy. The Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

The Portfolio, along with certain other portfolios in the Fund, may invest in repurchase agreement transactions as a form of security lending collateral, that are jointly collateralized by various U.S. Treasury or Agency obligations.

Dividends

Dividends from net investment income of the Portfolio, if any, are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection.

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

The Portfolio’s policy complies with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. The Portfolio intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed net investment income and capital gains. Therefore, no federal income taxes or excise tax provision is required.

As of and during the year ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Portfolio did not incur any interest or penalties.

The Portfolio files U.S. Federal and State tax returns. The statute of limitations on the Portfolio’s U.S. Federal tax returns remain open for the fiscal years ended 2008 through 2011. The statute of limitations on the Portfolio’s State tax returns may remain open for an additional year depending on the jurisdiction.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (ASU No. 2010-06). ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Portfolio adopted the disclosure provisions of ASU No. 2010-06 for its fiscal year beginning January 1, 2010 and adopted the Level 3 purchase, sales, issuances and settlement provisions for its fiscal year beginning January 1, 2011. The adoption of ASU No. 2010-06 did not have an impact on the Portfolio’s financial position or the results of its operations.

In April 2011, the FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements” (ASU No. 2011-03). ASU No. 2011-03 removes from the assessment of effective control the criterion requiring a transferor to have the ability to repurchase or redeem the financial assets transferred in a repurchase arrangement. This requirement was one of the criterions under ASC topic 860 that entities used to determine whether a transferor maintained effective control. Entities are still required to consider all the effective control criterion under ASC topic 860; however, the elimination of this requirement may lead to more conclusions that a repurchase agreement should be accounted for as a secured borrowing rather than a sale. ASU No. 2011-03 is effective for the first interim or annual period beginning on or after December 15, 2011. The Portfolio will adopt ASU No. 2011-03 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-03 does not have an impact on the Portfolio’s financial position or the results of its operations.

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs”(ASU No. 2011-04). ASU No. 2011-04 does not extend the use of the existing concept or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Portfolio will adopt ASU No. 2011-04 for its fiscal year beginning January 1, 2012. At this time, the Portfolio is evaluating the impact, if any, of ASU No. 2011-04 on the financial statements and related disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (the Adviser), a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.90% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses. The Adviser has entered into a sub-advisory agreement with Loomis, Sayles, & Company, L.P. The Portfolio is not responsible for payment of the sub-advisory fees.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performed transfer agent servicing functions for the Portfolio until May 13, 2011 when the service moved to an unaffiliated vendor.

The total compensation paid to the independent directors with respect to all sixty-three portfolios for which they serve as Directors was $238,800 for the year ended December 31, 2011. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $73,100,286 and $87,824,694, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $0 and $5,429,230, respectively.

4. UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2011, the U.S. Federal income tax cost basis was $319,386,272. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $33,347,752 and gross depreciation of securities in which there was an excess of tax cost over value of $18,374,178 resulting in net appreciation of $14,973,574.

5. SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Portfolio also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2011 the Portfolio had securities on loan valued at $1,786,593 and received collateral of $1,825,000 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements were jointly purchased with other Portfolios and in the event of a default by the counterparty, all Portfolios would share ratably in the collateral.

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2011 and 2010 were from ordinary income in the amount of $21,204,310, and $23,376,176, respectively.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$174,880
Undistributed capital gains	-

Net accumulated earnings	174,880

Net unrealized appreciation on investments	14,973,574
Net unrealized appreciation on foreign currency	11,351
Capital loss carryforwards	(1,285,578)
Post-October losses	(113,069)

Tax composition of capital	$13,761,158

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. For the year ended December 31, 2011 the Portfolio reclassified permanent book and tax differences of $957,502 from accumulated net realized loss on investments and foreign currency transactions and $8,024 from paid-in capital to undistributed net investment income. This adjustment has no impact on net assets or the results of operations. Additionally, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. For the year ended December 31, 2011, the Portfolio utilized $4,956,749 of capital loss carryforwards. At December 31, 2011, the Portfolio had available for federal income tax purposes unused pre-enactment capital loss carryforwards of $1,285,578 which expire in the year 2017.

7. TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2011, 0.14% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Loomis Sayles Bond Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Loomis Sayles Bond Portfolio of the Maxim Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 27, 2012

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund”) is organized under Maryland law, and is governed by the Board of Directors (the “Board”). The Board is responsible for overall management of the Fund’s business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Each Director oversees 63 portfolios, each of which is a series of the Fund. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The following table provides information about each of the Directors and executive officers of the Fund.

Independent Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Sanford Zisman** (1939) 1982	Attorney, Law Firm of Zisman & Ingraham, P.C.
Gail H. Klapper (1943) 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	Director, Guaranty Bancorp
Stephen G. McConahey (1943) (2011)	Chairman, SGM Capital, LLC

*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**Mr. Zisman serves as lead Independent Director of the Fund.

Interested Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008

Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, GW Capital Management, LLC

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC.

Officers
Name (Year of Birth) Title Length of Time Served	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President & Chief Executive Officer 2008

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers

(1967)

Chief Financial Officer &

Treasurer

2008 (as Treasurer and

Investment Operations

Compliance Officer)

2010 (as Chief Financial Officer, Treasurer, and Investment Operations Compliance Officer)

2011 (as Chief Financial Officer & Treasurer)

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Chief Financial Officer & Treasurer, GW Capital Management, LLC

Beverly A. Byrne (1955) Chief Legal Counsel & Chief Compliance Officer 1997 – 2010 (as Secretary) 2004 (as Chief Compliance Officer)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, GW Capital Management, LLC

Ryan L. Logsdon (1974) Assistant Vice President, Counsel & Secretary 2010	Assistant Vice President & Counsel, Great-West Life & Annuity Insurance Company; Assistant Vice President, Counsel & Secretary, GW Capital Management, LLC

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is “independent,” pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $418,850 for fiscal year 2010 and $610,000 for fiscal year 2011.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $84,800 for fiscal year 2010 and $79,500 for fiscal year 2011. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $238,700 for fiscal year 2010 and $263,400 for fiscal year 2011. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund’s auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund’s auditors to (a) the Fund’s investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e) (2)

100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2010 equaled $1,060,100 and for fiscal year 2011 equaled $2,329,700.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund’s primary investment adviser.

(h)

The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7.          DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.          PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.          PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	(1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 28, 2012

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer & Treasurer

Date:	February 28, 2012